UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-00642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS Emerging Markets Equity Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

15 Portfolio Summary

17 Investment Portfolio

21 Financial Statements

25 Financial Highlights

30 Notes to Financial Statements

40 Report of Independent Registered Public Accounting Firm

41 Tax Information

42 Investment Management Agreement Approval

47 Summary of Management Fee Evaluation by Independent Fee Consultant

52 Board Members and Officers

56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	42.95%	-0.25%	11.73%	8.71%
Class B	41.50%	-1.20%	10.74%	7.79%
Class C	41.59%	-1.13%	10.78%	7.83%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	34.73%	-2.20%	10.42%	8.07%
Class B (max 4.00% CDSC)	38.50%	-1.59%	10.62%	7.79%
Class C (max 1.00% CDSC)	41.59%	-1.13%	10.78%	7.83%
No Sales Charges					Life of Institutional Class*
Class S	43.53%	-0.01%	12.00%	8.99%	N/A
Institutional Class	43.53%	N/A	N/A	N/A	-18.82%
MSCI Emerging Markets Index+	64.13%	6.34%	16.78%	11.16%	-11.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2009 are 1.70%, 2.62%, 2.57%, 1.53% and 1.38% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of DWS Emerging Markets Equity Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Equity Fund — Class A [] MSCI Emerging Markets Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/09	$ 15.34	$ 13.98	$ 14.06	$ 15.59	$ 15.60
10/31/08	$ 10.75	$ 9.88	$ 9.93	$ 10.90	$ 10.91
Distribution Information: Twelve Months as of 10/31/09: Income Dividends	$ .02	$ —	$ —	$ .03	$ .04
Lipper Rankings — Emerging Markets Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	318	of	353	90
3-Year	207	of	237	87
5-Year	156	of	176	89
Class B 1-Year	322	of	353	91
3-Year	216	of	237	91
5-Year	164	of	176	93
Class C 1-Year	321	of	353	91
3-Year	215	of	237	91
5-Year	163	of	176	93
Class S 1-Year	314	of	353	89
3-Year	203	of	237	86
5-Year	148	of	176	84
10-Year	90	of	104	86
Institutional Class 1-Year	314	of	353	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,374.60	$ 1,369.20	$ 1,369.00	$ 1,377.20	$ 1,378.40
Expenses Paid per $1,000*	$ 10.95	$ 16.36	$ 15.70	$ 8.81	$ 8.21
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,015.98	$ 1,011.39	$ 1,011.95	$ 1,017.80	$ 1,018.30
Expenses Paid per $1,000*	$ 9.30	$ 13.89	$ 13.34	$ 7.48	$ 6.97

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Emerging Markets Equity Fund	1.83%	2.74%	2.63%	1.47%	1.37%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Emerging Markets Equity Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Emerging Markets Equity Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Thomas Gerhardt

Lead Portfolio Manager

Rainer Vermehren

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Emerging-markets equities delivered strong performance during the past year based on the 64.13% return of the fund's benchmark, the MSCI Emerging Markets Index.1 The asset class far outpaced the 18.42% return of the developed world equity markets, as gauged by the MSCI World Index.2 Emerging markets have also outperformed developed world equity markets over longer-term time periods, as outlined in the table below.

Average Annualized Returns	3-year	5-year	10-year
MSCI World Index	-6.06%	2.64%	0.23%
MSCI Emerging Markets Index	6.34%	16.78%	11.16%

Past performance is no guarantee of future results.

Although the emerging markets lost ground through the first four months of the period — during which the global financial crisis was going through its worst phase — this was more than offset by the tremendous rally that unfolded during the spring and summer. During this time, investors came to realize that the massive monetary and fiscal stimulus efforts of the world's governments were preventing the global economy from spiraling into a depression. Risk appetites recovered quickly as a result, and money flowed back into the asset classes — such as emerging-markets equities — that had generated the worst performance during the downturn. Also providing a boost to the emerging markets was a high representation of commodity-related equities, which benefited from the strong rebound in the prices of oil, metals and other basic materials. Perhaps the most important factor in the emerging markets' outperformance was that, in general, many developing nations have both stronger banking systems and better fiscal management than countries in the industrialized world, which put them in a better position to withstand the crisis. Taken together, these factors helped support a historic rally once the disconnect between sharply falling stock prices and relatively steady fundamentals became apparent to market participants.

For US investors, the strong performance of emerging-markets currencies provided an additional boost to returns. Since foreign shares are denominated in local currencies, an increase in the value of these currencies relative to the dollar amplifies the value of the investment when it is measured in US dollar terms. Emerging currencies were strong almost across the board, with highlights being the 22.5% gain in the Brazilian real and the 11.6% rise for the Indonesian rupiah. Strong currency performance represents another indication of investors' confidence in the economic fundamentals of the emerging markets.

This favorable environment provided a tailwind to the fund's Class A shares, which returned 42.95% during the past year. Unfortunately, the fund lagged both the benchmark and its Lipper peer group, Emerging Markets Funds.3 We believe the primary reason for this shortfall is that the fund was positioned too aggressively during the downturn and too defensively during the subsequent rebound. The shift from an aggressive posture to a more defensive approach was coincident with the management change that took place in mid-2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Positive Contributors to Performance

Consistent with the strong performance of the emerging markets during the past year, the vast majority of the fund's holdings produced a gain. In terms of relative performance, our stock picks outperformed by the widest margin in the materials, financials, utilities and telecommunications services sectors. On a country basis, we generated the strongest performance in Hong Kong, Taiwan, Brazil and Israel.

Among individual companies, we added significant value via holdings in Chinese insurance stocks such as Ping An Insurance (Group) Co. of China, Ltd.,* China Life Insurance Co., Ltd. and China Taiping Insurance Holdings Co. Ltd.,* among others. This outperformance of this sector reflects the fact that the bulk of the Chinese stimulus package was aimed at the domestic economy. Another source of strong performance was the fund's positions in Taiwanese technology stocks such as Wistron Corp., Hon Hai Precision Industry Co., Ltd. and Taiwan Semiconductor Manufacturing Co., Ltd. All have benefited from the outperformance of technology in general and the strong returns for companies, such as these that provide outsourced tech manufacturing services. Also aiding performance were positions in Compania de Minas Buenaventura S.A.,* a Peruvian mining company that benefited from the rising price of gold, and the Brazilian company Lojas Renner SA, which was boosted by the strong rebound in domestic demand in Brazil.

Negative Contributors to Performance

The largest factor in the fund's underperformance was its underweight in materials.4 While this underweight was a positive for performance while the markets were falling, it became a significant liability once stocks began to rebound. We have since brought the fund's weighting in materials closer to that of the benchmark, but this shift did not happen quickly enough to make up for the underperformance generated in the March-August interval. Similarly, we held an average weighting of about 13.6% in the financial sector throughout the year, nearly 10 percentage points below the 23% average weighting of the sector in the benchmark. Financials outperformed the broader market by approximately 15 percentage points, meaning that the fund's underweight acted as a significant drag on performance.

The fund was also hurt by stock selection in the industrials sector, where positions in the Moroccan conglomerate Groupe ONA* and the Lebanese construction company Solidere* lost substantial ground during the downturn of autumn 2008. We sold both of these stocks upon taking over the fund, meaning that we locked in the loss and were unable to participate in their subsequent rebound. The same was true for a position in the Russian company Far Eastern Shipping Co.* The fund's positions in infrastructure stocks such as China Railway Construction Corp., Ltd., China South Locomotive & Rolling Stock Corp., Ltd. and Korea's Samsung Electronics Co., Ltd. also underperformed by a wide margin during the first half of the period, hurting performance for the full year.

Also detracting from performance were the fund's substantial positions in two of the largest stocks in the asset class — China Mobile Ltd. and the Russian energy stock Gazprom. Both delivered positive returns for the year but failed to keep pace with the benchmark. The two stocks remain in the fund's top five holdings, reflecting our positive view on their longer-term prospects.

Outlook and Positioning

Our management team has made significant shifts since we took over the fund in mid-2009. We reduced the total number of fund holdings from 85 stocks to 59 and made sizeable changes to the fund's country allocations. The portfolio is now more focused on the developing markets within the MSCI Emerging Markets Index, as opposed to the less liquid "frontier" markets found outside the index. Investments in the latter group weighed heavily on the fund's performance during the first half of the period. We will, however, selectively take advantage of opportunities in smaller countries when we find a reasonably valued, fundamentally sound company in a country where we hold an optimistic outlook. Examples include the coal miner SouthGobi Energy Resources Ltd. in southern Mongolia; Tullow Oil PLC, an exploration company that operates in the North Sea, South Asia and Africa; and Tenaris SA, a pipe manufacturer based in Argentina.5

In addition to restructuring the portfolio, we added a thematic component to the fund's stock selection process. By "thematic," we mean that we have an eye on the broader, longer-term trends shaping the economies of the emerging markets. At present, we are incorporating three themes into our management of the fund. The first theme is our search for stocks that are sensitive to rising investments in domestic infrastructure and construction. This encompasses both large construction companies such as Larsen & Toubro Ltd. (India) and homebuilders such as Housing Development Finance Corp., Ltd. (India) and Sun Hung Kai Properties Ltd. (Hong Kong). While the homebuilding industry has been under pressure in the developed markets, it continues to grow rapidly in the emerging world as consumers acquire wealth and seek to improve their standard of living. Second, we are looking at stocks that can profit from the long-term growth in domestic consumption within emerging economies, such as China Mengniu Dairy Co., Ltd. and Wal-Mart de Mexico SAB de CV. Our third theme involves investments in companies that can perform well amid the ongoing weakening of the US dollar, including those in the materials and energy industries.

On a country basis, we see the best opportunities in China (including Hong Kong and SouthGobi Energy Resources Ltd.), Brazil and India. China, which we believe will grow in significance for the broader world economy in the months and years ahead, represents the fund's largest country weighting at 34% of assets. Our top holdings in China encompass stocks that we believe can profit from the country's growing wealth, such as China Mobile Ltd. and China Life Insurance Co., Ltd. We also continue to see positive drivers for Brazil, a view that has been reflected in the fund's increased weighting in this market. Brazil's fiscal position remains healthy, and with inflation under control, the central bank has the latitude to further reduce rates. Longer-term, Brazil's market performance should also be supported by the sound condition of the financial system, the county's rich and diverse commodity exposure, and its rapidly growing middle class. Our position in Natura Cosmeticos SA reflects our positive long-term outlook for the Brazilian consumer sector. India, meanwhile, provides excellent opportunities within both the infrastructure theme (reflecting its rapid build-out of roads, rails and the power grid) and consumption (due to the rapid growth in its population and personal wealth). Our largest holding in India is Infosys Technologies Ltd. Among the four major BRIC countries — Brazil, Russia, India and China — we are least enthusiastic about Russia. Although Russia has a large weighting in the fund at 13% of assets, which reflects its importance within the asset class, we have elected to take some profits following the substantial run in the energy stocks that make up a sizeable portion of its market.

Outside of the BRIC nations, we have identified opportunities in Korea and Taiwan, both of which have a large exposure to the technology sector. We hold a favorable view on tech given that the slowdown in economic growth has caused companies to delay their typical technology replacement cycles, creating a source of pent-up demand. Our largest holdings in the two countries are Samsung Electronics Co., Ltd. and Taiwan Semiconductor Manufacturing Co., Ltd., respectively.

While we are somewhat cautious in the short term due to the outstanding price appreciation that has occurred during the past year, we believe the emerging markets represent a source of tremendous long-term opportunity for patient investors. The combination of effective fiscal management, positive demographic trends, low interest rates and the expanding role of emerging nations within the global economy should make the asset class fertile ground for investment ideas in the coming years. While stock prices are unlikely to continue rising at the pace we have seen since March, we are confident in the long-term prospects of this dynamic segment of the global markets.

1 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

2 The MSCI World Index measures stock markets around the world, including North America, Europe, Australia and Asia.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 Lipper's Emerging Markets Funds classification is defined as those funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging- markets equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It is not possible to invest directly into a Lipper category.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

5 The three stocks are listed in Canada, the United Kingdom and Luxembourg, respectively.

* Not held in the portfolio as of October 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/09	10/31/08

Common Stocks	97%	90%
Cash Equivalents	2%	5%
Preferred Stocks	1%	1%
Exchange-Traded Funds	—	3%
Participatory Notes	—	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/09	10/31/08

Brazil	19%	14%
Hong Kong	16%	9%
China	14%	11%
Russia	13%	11%
Taiwan	12%	9%
India	10%	4%
Korea	4%	8%
Canada	4%	—
Mexico	3%	7%
United Kingdom	2%	—
Indonesia	2%	2%
Lebanon	—	4%
Morocco	—	3%
Israel	—	3%
South Africa	—	2%
Other	1%	13%
	100%	100%
Sector Diversification (As a % of Common Stocks, Preferred Stocks and Participatory Notes)	10/31/09	10/31/08

Energy	26%	15%
Information Technology	19%	11%
Financials	15%	20%
Industrials	10%	14%
Materials	10%	10%
Telecommunication Services	8%	15%
Consumer Staples	8%	6%
Consumer Discretionary	4%	5%
Utilities	—	1%
Health Care	—	3%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2009 (36.7% of Net Assets)	Country	Percent
1. Gazprom Extracts, transports and sells natural gas	Russia	5.1%
2. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	4.7%
3. Vale SA Producer and seller of a variety of mining products	Brazil	4.4%
4. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	3.8%
5. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	3.8%
6. SouthGobi Energy Resources Ltd. Explores for coal in Mongolia	Canada	3.7%
7. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	3.0%
8. Natura Cosmeticos SA Produces and markets cosmetics	Brazil	2.9%
9. America Movil SAB de CV Provider of wireless communication services	Mexico	2.7%
10. China Life Insurance Co., Ltd. Offers life, accident and health insurance products and services	China	2.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2009

	Shares	Value ($)

Common Stocks 96.2%
Brazil 17.1%
All America Latina Logistica (Units)	481,949	3,553,882
Cia Brasileira de Meios de Pagamento	126,200	1,156,977
Cosan SA Industria e Comercio*	249,700	2,629,391
Lojas Renner SA	175,702	3,091,940
Lupatech SA*	75,711	1,167,297
Natura Cosmeticos SA	367,547	6,582,713
Petroleo Brasileiro SA (ADR) (a)	229,470	10,606,103
Vale SA (ADR)	162,700	4,147,223
Vale SA (ADR) (Preferred) (a)	256,620	5,927,922
(Cost $28,617,990)		38,863,448
Canada 3.7%
SouthGobi Energy Resources Ltd.* (b) (Cost $7,327,268)	695,900	8,392,861
China 13.6%
China Construction Bank Corp. "H"	4,471,500	3,841,348
China Life Insurance Co., Ltd. (ADR) (a)	86,000	5,900,460
China Petroleum & Chemical Corp. "H"	2,400,000	2,018,247
China Railway Construction Corp., Ltd. "H"	1,268,500	1,675,160
China Railway Group Ltd. "H"*	2,614,000	2,055,856
China Shenhua Energy Co., Ltd. "H"	987,300	4,406,254
China South Locomotive & Rolling Stock Corp., Ltd. "H" (a)	3,959,000	2,188,661
China Southern Airlines Co., Ltd. "H"* (a)	5,900,000	1,717,813
Guangshen Railway Co., Ltd. "H"	2,000,000	812,806
Industrial & Commercial Bank of China Ltd. "H"	2,956,486	2,351,550
PetroChina Co., Ltd. "H"	3,180,000	3,839,031
(Cost $25,899,657)		30,807,186
Hong Kong 16.1%
Alibaba.com Ltd. (a)	1,125,700	2,583,784
China High Speed Transmission Equipment Group Co., Ltd. (c)	1,324,000	2,642,126
China Insurance International Holdings Co., Ltd.* (a)	511,807	1,776,870
China Mengniu Dairy Co., Ltd.* (c)	1,392,766	3,901,551
China Mobile Ltd. (ADR) (a)	182,184	8,513,458
China Resources Cement Holding Ltd.*	5,700,000	2,743,284
CNOOC Ltd.	2,256,312	3,349,003
SJM Holdings Ltd. (d)	6,000,000	3,050,783
Sun Hung Kai Properties Ltd.	385,000	5,819,434
Tianneng Power International Ltd.	4,000,000	2,108,764
(Cost $32,556,518)		36,489,057
India 10.3%
Bharat Heavy Electricals Ltd.	66,200	3,069,385
Hindustan Unilever Ltd.	412,322	2,436,066
Housing Development Finance Corp., Ltd.	71,350	3,941,353
ICICI Bank Ltd.	201,300	3,330,808
Infosys Technologies Ltd.	82,900	3,876,634
Jaiprakash Associates Ltd.	350,000	1,517,864
Larsen & Toubro Ltd.	84,245	2,759,392
Sterlite Industries (India) Ltd. (ADR) (a)	150,000	2,365,500
(Cost $16,341,553)		23,297,002
Indonesia 1.4%
PT Telekomunikasi Indonesia (Cost $3,014,780)	3,785,500	3,278,611
Korea 4.1%
POSCO	5,900	2,450,153
Samsung Electronics Co., Ltd.	11,231	6,760,741
(Cost $9,466,252)		9,210,894
Luxembourg 0.6%
Tenaris SA (ADR) (a) (Cost $1,635,313)	35,468	1,263,370
Mexico 3.3%
America Movil SAB de CV "L" (ADR) (a)	138,515	6,112,667
Wal-Mart de Mexico SAB de CV "V"	395,738	1,380,494
(Cost $7,862,902)		7,493,161
Russia 12.4%
Gazprom (ADR)	487,755	11,646,342
LUKOIL (ADR)	78,398	4,529,843
Mining & Metallurgical Co. Norilsk Nickel (ADR)*	367,702	4,853,666
Mobile TeleSystems (ADR)	19,683	891,640
OAO TMK (GDR) REG S*	202,550	3,638,025
Sberbank	1,200,505	2,624,338
(Cost $26,905,574)		28,183,854
Taiwan 11.9%
Asustek Computer, Inc.	2,506,406	4,623,428
Hon Hai Precision Industry Co., Ltd.	2,212,395	8,710,345
MediaTek, Inc.	295,370	4,181,562
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	567,151	5,410,621
Wistron Corp.	2,377,775	3,994,832
(Cost $23,415,876)		26,920,788
United Kingdom 1.7%
Tullow Oil PLC (e)	140,000	2,714,873
Wellstream Holdings PLC (f)	150,000	1,259,733
(Cost $3,796,616)		3,974,606
Total Common Stocks (Cost $186,840,299)		218,174,838
Preferred Stock 1.3%
Brazil
Banco Bradesco SA (Cost $1,500,723)	156,700	3,074,223

Securities Lending Collateral 16.2%
Daily Assets Fund Institutional, 0.27% (g) (h) (Cost $36,840,025)	36,840,025	36,840,025

Cash Equivalents 1.5%
Central Cash Management Fund, 0.19% (g) (Cost $3,365,841)	3,365,841	3,365,841
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $228,546,888)+	115.2	261,454,927
Other Assets and Liabilities, Net	(15.2)	(34,557,828)
Net Assets	100.0	226,897,099

* Non-income producing security.

+ The cost for federal income tax purposes was $229,813,775. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $31,641,152. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $43,679,070 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,037,918.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2009 amounted to $34,063,924, which is 15.0% of net assets.

(b) Security is listed in country of domicile. Significant business activities of company are in Mongolia and Indonesia.

(c) Security is listed in country of domicile. Significant business activities of company are in China.

(d) Security is listed in country of domicile. Significant business activities of company are in Macau.

(e) Security is listed in country of domicile. Significant business activities of company are in Africa and South Asia.

(f) Security is listed in country of domicile. Significant business activities of company are in Brazil.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At October 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
KOSPI 200 Index	12/10/2009	60	5,593,382	5,212,095	(381,287)

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common and Preferred Stocks
Brazil	$ 41,937,671	$ —	$ —	$ 41,937,671
Canada	8,392,861	—	—	8,392,861
China	5,900,460	24,906,726	—	30,807,186
Hong Kong	8,513,458	27,975,599	—	36,489,057
India	2,365,500	20,931,502	—	23,297,002
Indonesia	—	3,278,611	—	3,278,611
Korea	—	9,210,894	—	9,210,894
Luxembourg	1,263,370	—	—	1,263,370
Mexico	7,493,161	—	—	7,493,161
Russia	9,383,331	18,800,523	—	28,183,854
Taiwan	5,410,621	21,510,167	—	26,920,788
United Kingdom	—	3,974,606	—	3,974,606
Short-Term Investments (i)	40,205,866	—	—	40,205,866
Total	$ 130,866,299	$ 130,588,628	$ —	$ 261,454,927
Liabilities
Derivatives (j)	$ (381,287)	$ —	$ —	$ (381,287)
Total	$ (381,287)	$ —	$ —	$ (381,287)

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments: Investments in securities, at value (cost $188,341,022) — including $34,063,924 of securities loaned	$ 221,249,061
Investment in Central Cash Management Fund (cost $3,365,841)	3,365,841
Investment in Daily Assets Fund Institutional (cost $36,840,025)*	36,840,025
Total investments, at value (cost $228,546,888)	261,454,927
Foreign currency, at value (cost $2,603,338)	2,614,652
Deposits with broker for open futures contracts	790,493
Receivable for Fund shares sold	547,026
Dividends receivable	312,429
Interest receivable	25,147
Foreign taxes recoverable	55,440
Other assets	26,738
Total assets	265,826,852
Liabilities
Cash overdraft	98,555
Payable upon return of securities loaned	36,840,025
Payable for investments purchased	2,098
Payable for Fund shares redeemed	490,607
Payable for daily variation margin on open futures contracts	43,221
Deferred foreign taxes payable	959,447
Accrued management fee	196,386
Accrued expenses and other liabilities	299,414
Total liabilities	38,929,753
Net assets, at value	$ 226,897,099
Net Assets Consist of
Undistributed net investment income	814,786
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $959,447)	31,948,592
Futures	(381,287)
Foreign currency	5,430
Accumulated net realized gain (loss)	(91,570,993)
Paid-in capital	286,080,571
Net assets, at value	$ 226,897,099

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($44,712,493 ÷ 2,914,166 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 15.34
Maximum offering price per share (100 ÷ 94.25 of $15.34)	$ 16.28

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,033,002 ÷ 217,004 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 13.98

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,420,653 ÷ 527,625 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 14.06
Class S Net Asset Value, offering and redemption price(a) per share ($120,165,501 ÷ 7,708,210 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 15.59
Institutional Class Net Asset Value, offering and redemption price(a) per share ($51,565,450 ÷ 3,306,522 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 15.60

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations as of October 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $431,659)	$ 3,972,893
Interest	15,945
Income distributions — affiliated cash management vehicles	36,227
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	263,750
Total Income	4,288,815
Expenses: Management fee	1,988,248
Administration fee	195,887
Services to shareholders	404,342
Custodian fee	155,607
Distribution and service fees	185,892
Professional fees	117,574
Directors' fees and expenses	4,140
Reports to shareholders	74,705
Registration fees	78,554
Other	61,200
Total expenses before expense reductions	3,266,149
Expense reductions	(181,132)
Total expenses after expense reductions	3,085,017
Net investment income (loss)	1,203,798
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $96,187)	(67,523,724)
Futures	(503,406)
Foreign currency	(265,686)
(68,292,816)
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $959,447)	141,537,421
Futures	(381,287)
Foreign currency	87,006
141,243,140
Net gain (loss)	72,950,324
Net increase (decrease) in net assets resulting from operations	$ 74,154,122

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2009	2008
Operations: Net investment income (loss)	$ 1,203,798	$ 2,656,281
Net realized gain (loss)	(68,292,816)	(24,461,114)
Change in net unrealized appreciation (depreciation)	141,243,140	(242,907,695)
Net increase (decrease) in net assets resulting from operations	74,154,122	(264,712,528)
Distributions to shareholders from: Net investment income: Class A	(55,376)	(231,601)
Class S	(285,631)	(688,335)
Institutional Class	(174,047)	—
Net realized gains: Class A	—	(26,919,314)
Class B	—	(1,818,270)
Class C	—	(3,105,506)
Class S	—	(52,437,670)
Total distributions	(515,054)	(85,200,696)
Fund share transactions: Proceeds from shares sold	74,862,783	153,987,259
Reinvestment of distributions	454,363	74,965,610
Cost of shares redeemed	(108,698,472)	(150,852,665)
Redemption fees	6,220	11,458
Net increase (decrease) in net assets from Fund share transactions	(33,375,106)	78,111,662
Increase (decrease) in net assets	40,263,962	(271,801,562)
Net assets at beginning of period	186,633,137	458,434,699
Net assets at end of period (including undistributed net investment income of $814,786 and $446,603, respectively)	$ 226,897,099	$ 186,633,137

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.75	$ 31.64	$ 25.35	$ 20.26	$ 15.61
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.13	.03	.06[d]	.10
Net realized and unrealized gain (loss)	4.55	(15.13)	12.72	6.67	4.63
Total from investment operations	4.61	(15.00)	12.75	6.73	4.73
Less distributions from: Net investment income	(.02)	(.05)	(.03)	—	(.08)
Net realized gains	—	(5.84)	(6.43)	(1.64)	—
Total distributions	(.02)	(5.89)	(6.46)	(1.64)	(.08)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 15.34	$ 10.75	$ 31.64	$ 25.35	$ 20.26
Total Return (%)[b]	42.95	(57.52)	63.41	34.49[c,d]	30.48[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	41	148	90	84
Ratio of expenses before expense reductions (%)	1.83	1.70	1.68	1.93	2.05
Ratio of expenses after expense reductions (%)	1.83	1.70	1.68	1.92	1.98
Ratio of net investment income (loss) (%)	.48	.59	.14	.26[d]	.59
Portfolio turnover rate (%)	138	81	98	145	126

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.

* Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.88	$ 29.76	$ 24.34	$ 19.66	$ 15.20
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	(.03)	(.16)	(.12)[d]	(.03)
Net realized and unrealized gain (loss)	4.18	(14.01)	12.01	6.44	4.49
Total from investment operations	4.10	(14.04)	11.85	6.32	4.46
Less distributions from: Net realized gains	—	(5.84)	(6.43)	(1.64)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 13.98	$ 9.88	$ 29.76	$ 24.34	$ 19.66
Total Return (%)[b]	41.50	(57.90)	61.91	33.44[c,d]	29.34[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	10	6	4
Ratio of expenses before expense reductions (%)	2.86	2.62	2.61	2.89	3.03
Ratio of expenses after expense reductions (%)	2.86	2.62	2.61	2.79	2.76
Ratio of net investment income (loss) (%)	(.72)	(.34)	(.79)	(.61)[d]	(.19)
Portfolio turnover rate (%)	138	81	98	145	126

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.

* Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.93	$ 29.86	$ 24.39	$ 19.70	$ 15.23
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.02)	(.14)	(.11)[d]	(.03)
Net realized and unrealized gain (loss)	4.20	(14.07)	12.04	6.44	4.50
Total from investment operations	4.13	(14.09)	11.90	6.33	4.47
Less distributions from: Net realized gains	—	(5.84)	(6.43)	(1.64)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.06	$ 9.93	$ 29.86	$ 24.39	$ 19.70
Total Return (%)[b]	41.59	(57.88)	62.06	33.43[c,d]	29.35[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	15	12	8
Ratio of expenses before expense reductions (%)	2.73	2.57	2.54	2.77	2.89
Ratio of expenses after expense reductions (%)	2.73	2.57	2.54	2.73	2.75
Ratio of net investment income (loss) (%)	(.64)	(.29)	(.72)	(.55)[d]	(.18)
Portfolio turnover rate (%)	138	81	98	145	126

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.

* Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.90	$ 31.96	$ 25.58	$ 20.38	$ 15.71
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.16	.05	.12[c]	.14
Net realized and unrealized gain (loss)	4.63	(15.30)	12.86	6.72	4.66
Total from investment operations	4.72	(15.14)	12.91	6.84	4.80
Less distributions from: Net investment income	(.03)	(.08)	(.10)	—	(.13)
Net realized gains	—	(5.84)	(6.43)	(1.64)	—
Total distributions	(.03)	(5.92)	(6.53)	(1.64)	(.13)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 15.59	$ 10.90	$ 31.96	$ 25.58	$ 20.38
Total Return (%)	43.53[b]	(57.43)	63.61[b]	34.90[b,c]	30.67[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	97	285	202	128
Ratio of expenses before expense reductions (%)	1.62	1.53	1.60	1.76	1.89
Ratio of expenses after expense reductions (%)	1.43	1.53	1.59	1.67	1.76
Ratio of net investment income (loss) (%)	.71	.76	.23	.51[c]	.81
Portfolio turnover rate (%)	138	81	98	145	126

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.

* Amount is less than $.005.

Institutional Class Years Ended October 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.91	$ 22.13
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.20
Net realized and unrealized gain (loss)	4.64	(11.42)
Total from investment operations	4.73	(11.22)
Less distributions from: Net investment income	(.04)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 15.60	$ 10.91
Total Return (%)	43.53	(50.70)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	41
Ratio of expenses before expense reductions (%)	1.38	1.38*
Ratio of expenses after expense reductions (%)	1.38	1.38*
Ratio of net investment income (loss) (%)	.78	1.64*
Portfolio turnover rate (%)	138	81

[a] For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Emerging Markets Equity Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for ETFs), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authorized accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund uses futures contracts in circumstances where the portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the stock market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in futures contracts with a total value ranging from $0 to approximately $5,212,000.

The following table summarizes the value of the Fund's derivative instruments held as of October 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts
Equity Contracts (a)	$ (381,287)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ (503,406)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (381,287)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $91,370,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($22,555,000) and October 31, 2017 ($68,815,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, investments in futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 1,880,379
Capital loss carryforwards	$ (91,370,000)
Net unrealized appreciation (depreciation) on investments	$ 31,641,152

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2009	2008
Distributions from ordinary income	$ 515,054	$ 36,150,502*
Distributions from long-term capital gains	$ —	$ 49,050,194

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $261,981,952 and $294,759,269, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	1.015%
Next $500 million of such net assets	.990%
Over $750 million of such net assets	.965%

Accordingly, for the year ended October 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.015% of the Fund's average daily net assets.

For the period from November 1, 2008 through April 13, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.55%.

For the period from November 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.65%.

Effective October 1, 2009 though September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class B	2.77%
Class C	2.77%
Class S	1.77%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $195,887, of which $19,935 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2009
Class A	$ 69,263	—	$ 10,759
Class B	10,241	—	1,451
Class C	18,010	—	2,767
Class S	202,080	181,132	20,948
Institutional Class	64	—	64
	$ 299,658	$ 181,132	$ 35,989

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class B	$ 17,859	$ 1,892
Class C	42,740	4,633
	$ 60,599	$ 6,525

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 105,572	$ 12,050.22%
Class B	5,760	738.24%
Class C	13,961	2,409.24%
	$ 125,293	$ 15,197

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2009, aggregated $7,869.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and Class C shares aggregated $6,387 and $2,056, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $26,080, of which $8,494 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2009, DWS Alternative Asset Allocation Plus Fund held 17% of the total shares outstanding of the Fund.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,028,131	$ 41,251,360	1,327,092	$ 27,796,113
Class B	57,873	710,275	84,500	1,860,180
Class C	311,148	3,397,479	295,418	5,986,072
Class S	1,122,122	14,416,882	1,771,297	40,941,795
Institutional Class	1,299,748	15,086,787	3,783,737*	77,403,099*
		$ 74,862,783		$ 153,987,259
Shares issued to shareholders in reinvestment of distributions
Class A	4,429	$ 42,868	1,011,530	$ 23,781,067
Class B	—	—	78,167	1,701,686
Class C	—	—	128,217	2,804,107
Class S	24,229	237,448	1,962,206	46,678,750
Institutional Class	17,760	174,047	—*	—*
		$ 454,363		$ 74,965,610
Shares redeemed
Class A	(4,906,051)	$ (57,051,957)	(3,243,400)	$ (61,276,338)
Class B	(92,047)	(976,422)	(233,859)	(4,604,632)
Class C	(374,729)	(3,618,353)	(342,187)	(6,336,188)
Class S	(2,334,214)	(26,081,044)	(3,759,456)	(77,529,555)
Institutional Class	(1,731,496)	(20,970,696)	(63,227)*	(1,105,952)*
		$ (108,698,472)		$ (150,852,665)
Redemption fees		$ 6,220		$ 11,458
Net increase (decrease)
Class A	(873,491)	$ (15,755,038)	(904,778)	$ (9,693,156)
Class B	(34,174)	(265,959)	(71,192)	(1,042,709)
Class C	(63,581)	(220,175)	81,448	2,454,706
Class S	(1,187,863)	(11,424,072)	(25,953)	10,095,674
Institutional Class	(413,988)	(5,709,862)	3,720,510*	76,297,147*
		$ (33,375,106)		$ 78,111,662

* For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.

H. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 21, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Emerging Markets Equity Fund (the "Fund") at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 16% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended October 31, 2009, qualified for the dividends received deduction.

The Fund paid foreign taxes of $373,726 and earned $1,726,273 of foreign source income during the year ended October 31, 2009. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.12 per share as income earned from foreign sources for the year ended October 31, 2009.

For federal income tax purposes, the Fund designates $4,845,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SEKAX	SEKBX	SEKCX	SEMGX	SEKIX
CUSIP Number	23337R 106	23337R 205	23337R 304	23337R 502	23337R 619
Fund Number	479	679	779	2079	1479

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS Emerging Markets Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EMERGING MARKETS EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$68,952	$0	$0	$6,282
2008	$75,262	$0	$0	$7,931

The above Other Fees were billed for professional services rendered in relation to investments in foreign countries
.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$6,282	$0	$0	$6,282
2008	$7,931	$19,000	$600,000	$626,931

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009